EXHIBIT (r)(1)

                                POWER OF ATTORNEY
                    RIVESOURCE LIFE INSURANCE CO. OF NEW YORK

Gumer C. Alvero                     Jean B. Keffeler
Lori J. Arrell                      Thomas R. McBurney
Timothy V. Bechtold                 Jeffrey McGregor
Maureen A. Buckley                  Jeryl A. Millner
Rodney P. Burwell                   Thomas V. Nicolosi
Robert R. Grew                      Michael R. Woodward
Richard N. Bush                     David K. Stewart
Ronald L. Guzior

Do hereby jointly and severally authorize Dixie L. Carroll, Scott E. Creutzmann, Chris R. Long, Scott R. Plummer, Christopher O. Petersen, Bruce H. Saul, Tara W Tilbury, Rodney J. Vessels or Daniel J. Weatherly to sign as their attorneys-in-fact and agents any and all documents (i.e., Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief) on behalf of the registrants reflected in the attached list that have been filed with the Securities and Exchange Commission by RiverSource Life Insurance Co. of New York pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, by means of the Security and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to the file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth. Dated the 22nd day of October, 2008.

/s/  Gumer C. Alvero                        /s/  Jean B. Keffeler
------------------------------------        ------------------------------------
     Gumer C. Alvero                             Jean B. Keffeler
     Director and Senior Vice                    Director
     President - Annuities

/s/  Lori J. Arrell                         /s/  Thomas R. McBurney
------------------------------------        ------------------------------------
     Lori J. Arrell                              Thomas R. McBurney
     Director                                    Director

/s/  Timothy V. Bechtold                    /s/  Jeffrey McGregor
------------------------------------        ------------------------------------
     Timothy V. Bechtold                         Jeffrey McGregor
     Director, President and                     Director
     Chief executive Officer

/s/  Maureen A. Buckley                     /s/  Jeryl A. Millner
------------------------------------        ------------------------------------
     Maureen A. Buckley                          Jeryl A. Millner
Director, Vice President,                        Director
Chief Operating Officer,
Consumer Affairs Officer,
Claims Officer and Anti-Money
Laundering Officer

/s/  Rodney P. Burwell                      /s/  Thomas V. Nicolosi
------------------------------------        ------------------------------------
     Rodney P. Burwell                           Thomas V. Nicolosi
     Director                                    Director

/s/  Richard N. Bush                        /s/  Michael R. Woodward
------------------------------------        ------------------------------------
     Richard N. Bush                             Michael R. Woodward
     Senior Vice President -                     Director
     Corporate Tax

/s/  Robert R. Grew                         /s/  David K. Stewart
------------------------------------        ------------------------------------
     Robert R. Grew                              David K. Stewart
     Director                                    Vice President and Controller

/s/  Ronald L. Guzior
------------------------------------
     Ronald L. Guzior
     Director

                   RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
               REGISTERED VARIABLE ANNUITY/LIFE INSURANCE PRODUCTS

                                                                                           1933         1940
                                                                                          Act No.      Act No.
                                                                                        ----------   ---------
RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 1                                                   811-07475
Privileged Assets Select Annuity                                                        333-139767

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2                                                   811-07511
RiverSource Personal Portfolio Plus 2/RiverSource Personal Portfolio                    333-139772
RiverSource Endeavor Select Variable Annuity                                            333-139764
RiverSource FlexChoice Select Variable Annuity                                          333-144422
RiverSource Innovations Select Variable Annuity                                         333-139764
RiverSource Innovations Variable Annuity                                                333-139764

RIVERSOURCE OF NEW YORK ACCOUNT 4                                                                     811-3500
RiverSource Variable Retirement & Combination Annuities                                    2-78194
RiverSource Employee Benefit Annuity                                                      33-52567
RiverSource Flexible Annuity                                                               33-4174

RIVERSOURCE OF NEW YORK ACCOUNT 7                                                                     811-4913
Life Vest Single Premium Variable Life Insurance Policy                                   33-10334

RIVERSOURCE OF NEW YORK ACCOUNT 8
RiverSource Succession Select Variable Life Insurance                                    333-42257
RiverSource Variable Universal Life Insurance                                             33-15290
RiverSource Variable Second-To-Die Life Insurance                                         33-62457
RiverSource Variable Universal Life III                                                  333-44644
RiverSource Variable Universal Life IV/RiverSource Variable Universal Life IV -
  Estate Series                                                                          333-44644

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT                                                     811-07623
RiverSource Flexible Portfolio Annuity                                                    33-62407

                                                                                           1933         1940
                                                                                          Act No.      Act No.
                                                                                        ----------   ---------
RiverSource Retirement Advisor Variable Annuity                                          333-79311
RiverSource Retirement Advisor Advantage Variable Annuity/RiverSource Retirement         333-79311
  Advisor Select Plus Variable Annuity
RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource Retirement    333-79311
  Advisor Select Plus Variable Annuity
RiverSource Retirement Advisor 4 Advantage Plus Variable Annuity/RiverSource             333-79311
Retirement Advisor 4 Select Plus Variable Annuity/RiverSource Retirement Advisor 4
  Access Variable Annuity

RIVERSOURCE OF NEW YORK ACCOUNT SBS                                                                   811-6560
RiverSource Symphony Annuity                                                              33-45776